SUPPLEMENTARY INSURANCE INFORMATION	12 Months Ended
Dec. 31, 2021
SEC Schedule, 12-16, Insurance Companies, Supplementary Insurance Information [Abstract]
SUPPLEMENTARY INSURANCE INFORMATION	INSURANCE RESERVES
The Company’s insurance reserves are as follows:

AS AT DEC. 31 US$ MILLIONS	2021	2020
Gross	$8,497	$1,339
Reinsurance assets	(169)	(190)
Total insurance reserves	$8,328	$1,149
Reinsurance assets reflect immediate and deferred annuity payments ceded under the longevity reinsurance and quota share reinsurance arrangements.
a.Nature and composition
Reinsurance
NER SPC's insurance reserves represent Fixed Indexed Annuity ("FIA") contracts that provide contract owners the possibility of earning returns linked to the performance of a specified market index, predominantly the S&P 500 Index, while providing principal protection. The contracts include a provision for a minimum guaranteed surrender value in accordance with applicable law. The products allow policyholders to allocate funds periodically among several different crediting strategies, including index-based strategies and a traditional fixed rate strategy. High surrender charges apply for early withdrawal.
The policyholder account value of the FIA is equal to the sum of deposit paid, premium bonus, and index credits based in the relevant market index (subject to cap, spread and/or participation rate which can typically be reset) less any fees for riders and any withdrawals taken to-date.

NER Ltd.'s insurance reserves represent multi-year guaranteed annuity contracts that provide owners a guaranteed rate of return. Premiums and credited interest are protected from market volatility, which provides long-term financial security and predictability for policyholders.

PRT

The insurance reserves represent contracts that provide immediate annuities for current pensioners and deferred annuities for members who have not reached pensionable age. The Company’s insurance contracts are a mixture of group annuity “buy-in” policies, where the policyholder is the pension fund, and group annuity “buy-out” policies, where the policyholder is the administrator. The Company provides group annuity policies across Canada.

b.Valuation assumptions
Reinsurance
NER SPC's insurance reserves are based on actuarial assumptions related to the underlying policies’ terms, lives of the policies, duration of the contract, yield on investments supporting the liabilities, level of expenses. Significant assumptions also include policyholder behavior assumptions, such as surrender, lapse, withdrawal rates. NER SPC uses a combination of actual and industry experience when setting and updating policyholder behavior assumptions. Assumptions are at best estimate with margins for adverse deviation. These margins are necessary to provide for possibilities of misestimation and future deterioration in the best estimate assumptions and provide reasonable assurance that insurance contract liabilities cover a range of possible outcomes. Best-estimate assumptions and margins are reviewed periodically for continued appropriateness.

NER Ltd.'s insurance reserves have no actuarial assumptions as the reserves are carried at the accumulated contract holder values without reduction for potential surrender or withdrawal charges.

PRT
The insurance reserves represent the present value of the future annuity payments and expenses measured in accordance with the CALM described in Note 2 Summary of significant accounting policies, section (r) Insurance Reserves. It incorporates best-estimate assumptions for longevity, future investment yields, administration costs, margins for adverse deviation, and inflation. These margins are necessary to provide for possibilities of misestimation and future deterioration in the best estimate assumptions and provide reasonable assurance that insurance contract liabilities cover a range of possible outcomes. Best-estimate assumptions and margins are reviewed periodically for continued appropriateness.
The principal valuation assumptions and the methods for arriving at these valuation assumptions are outlined below.
Longevity
Mortality assumptions are derived by adjusting a base mortality table and applying mortality multipliers that vary by plan based on factors including, but not limited to, gender, age, job description, latest known salary, geography, and pension amount. These characteristics are further analyzed using a supporting database of over 500,000 Canadian pensioner lives. The data comprises of a diverse range of survival patterns reflective of the recent past. Models generated from this data are mapped into curves which can then be applied for analysis on an annuitant basis. Further, the Company monitors views and research published by governments, industry and academia on the factors influencing mortality changes and maintains longevity assumptions that are consistent with emerging trends.
Mortality improvement assumptions follow the prescribed mortality improvement scales issued by the CIA.
Investment returns
Projected cash flows from the current assets and liabilities are used in CALM to determine insurance reserves. Assumptions are made regarding rates of returns on supporting assets. Projected cash flows from assets used in the actuarial calculations are reduced to provide for potential asset default losses. The calculation for future credit losses on assets is based on the credit quality underlying the asset portfolio.
Other assumptions
The internal costs of maintaining the insurance reserves, the fees paid to third-party administrators engaged to manage payments under the in-force policies, and fees due to reinsurers and investment management expenses, as well as inflation are factored into the calculation of the insurance reserves where applicable.

c.Net change in insurance reserves
The following table summarizes the movement between insurance reserves for the years ended December 31, 2021 and 2020 by its major components:

FOR THE YEAR ENDED DEC. 31 2021 US$ MILLIONS	Gross reserve	Reinsurance assets	Net
Beginning of year	$1,339	$190	$1,149
Changes during the year
New business	7,180	—	7,180
Normal changes	(310)	(20)	(290)
Management actions and changes in assumptions	282	(2)	284
	7,152	(22)	7,174
Impact of foreign exchange[1]	6	1	5
Balance at end of year	$8,497	$169	$8,328

FOR THE YEAR ENDED DEC. 31 2020 US$ MILLIONS	Gross reserve	Reinsurance assets	Net
Beginning of year	$856	$197	$659
Changes during the year
New business	414	—	414
Normal changes	67	(9)	76
Management actions and changes in assumptions	(24)	(2)	(22)
	457	(11)	468
Impact of foreign exchange[1]	26	4	22
Balance at end of year	$1,339	$190	$1,149
1.Foreign currency translation reported as a separate component of other comprehensive income. See Note 2(ac) Foreign currencies
Under fair value accounting adopted by RPT business, movement in the fair value of the supporting assets is a major factor in the movement of insurance reserves. Changes in the fair value of assets are largely offset by corresponding changes in the fair value of liabilities. The change in the value of the insurance reserves associated with the change in the value of the supporting assets is included within normal changes above. The insurance reserve from reinsurance activities is not sensitive to the fair value of the supporting assets under US GAAP reserve methodology.
In 2021, the gross reserves consist of $2.2 billion from BAC, $1.6 billion from NER Ltd. and $4.7 billion from NER SPC. The main contributors to the increase in net insurance reserves were the impact of new business of $$7.2 billion partially offset by reinsurance transactions of $22 million. Management actions and changes in assumptions increased reserves by $284 million. The increase was primarily due to revisions to expense assumptions to reflect the most recent experience analysis, offset by revisions to interest rate risk assumptions and the execution of longevity swaps.
On October 8, 2021, NER SPC closed a retrocession agreement with an effective date of July 1, 2021 with an insurance company which was the Company's associate. At the effective date, NER SPC assumed embedded derivative insurance reserves in the amount of $193 million which subsequently increased to $204 million at December 31, 2021.

In 2020, the entire gross reserve related to BAC. The main contributors to the increase in net insurance contract liabilities were the impact of new business of $414 million and the impact of normal changes of $76 million. Management actions and changes in assumptions lowered the reserves by $22 million. The decrease was primarily due to modelling enhancements related to the reinvestment assumption and asset cash flows.

The Company’s risks arising from insurance contract liabilities are principally interest rate and longevity. The policies and procedures to manage these risks and sensitivity analysis are described in Note 12 Risk Management.
d.Reinsurance ceded results
Any gains or losses on reinsurance transactions are recognized in income on inception of the transactions and are included in change in insurance contract liabilities ceded in the Combined Consolidated Statements of Operations. In December 2020, BAC entered into two longevity reinsurance transactions which resulted in after-tax losses on inception of approximately $1 million. In December 2021, BAC entered into another longevity reinsurance transaction which resulted in an after-tax loss on inception of approximately $1 million.
As at December 31, 2021, BAC’s total expected fixed payments and actual costs of benefit expenses to be reimbursed under longevity reinsurance transactions used in valuing reinsurance assets were $1.1 billion and $1.1 billion (2020 - $493 million and $483 million) respectively. The difference between fixed payments and actual costs on past service is recognized in the same period as the related claim is incurred within benefits ceded in the Combined Consolidated Statements of Operations.
Reinsurance fees in respect of longevity reinsurance arrangements are recognized when due to reinsurers and are included in premiums ceded in the Combined Consolidated Statements of Operations:

AS AT DEC. 31 US$ MILLIONS	2021	2020
Reinsurance fees in respect of longevity reinsurance arrangements	$1	$—
The following table presents supplementary information for our two reportable segments:

Reinsurance

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2021	2020	2019
Insurance reserves	$6,254	$—	$—
Deferred acquisition costs	776	—	—
Net investment income on reserve assets	47	—	—
Benefit expenses	220	—	—
Gross premiums	6,190	—	—
Amortization of deferred acquisition costs and other	1	—	—

Pension Risk Transfer

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2021	2020	2019
Insurance reserves	$2,243	$1,339	$856
Reinsurance assets	169	190	197
Net investment income on reserve assets	(3)	82	56
Benefit expenses	90	63	39
Benefit expenses ceded	(18)	(25)	(14)
Gross premiums	1,017	431	504
Ceded premiums	(1)	(1)	(179)